POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Richard P. Bruening, Danny R. Carpenter and Louis G. Van Horn, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any one or more of the following Registration Statements on Form S-8 of Kansas City Southern Industries, Inc. ("KCSI") under the Securities Act of 1933:

(1) a registration statement to be filed to register additional shares of the common stock of KCSI to be sold pursuant to KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan as amended and restated in July 1998;

(2) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 333-69060) relating to shares registered for sale pursuant to KCSI's 1993 Directors' Stock Option Plan;

(3) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-27693) relating to shares registered for sale pursuant to KCSI's 1987 Stock Option Plan; and

(4) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-3783) relating to shares registered for sale pursuant to KCSI's 1983 Stock Option Plan,

together with any and all amendments thereto and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies, approves and confirms all that his or her said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature:     /s/ L.H. Rowland
               -------------------------
Name:          L.H. Rowland
Date:          December 1, 1999

                             POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Richard P. Bruening, Danny R. Carpenter and Louis G. Van Horn, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any one or more of the following Registration Statements on Form S-8 of Kansas City Southern Industries, Inc. ("KCSI") under the Securities Act of 1933:

(1) a registration statement to be filed to register additional shares of the common stock of KCSI to be sold pursuant to KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan as amended and restated in July 1998;

(2) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 333-69060) relating to shares registered for sale pursuant to KCSI's 1993 Directors' Stock Option Plan;

(3) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-27693) relating to shares registered for sale pursuant to KCSI's 1987 Stock Option Plan; and

(4) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-3783) relating to shares registered for sale pursuant to KCSI's 1983 Stock Option Plan,

together with any and all amendments thereto and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies, approves and confirms all that his or her said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature:     /s/ M.R. Haverty
               -----------------------
Name:          M.R. Haverty
Date:          December 1, 1999

                            POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Richard P. Bruening, Danny R. Carpenter and Louis G. Van Horn, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any one or more of the following Registration Statements on Form S-8 of Kansas City Southern Industries, Inc. ("KCSI") under the Securities Act of 1933:

(1) a registration statement to be filed to register additional shares of the common stock of KCSI to be sold pursuant to KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan as amended and restated in July 1998;

(2) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 333-69060) relating to shares registered for sale pursuant to KCSI's 1993 Directors' Stock Option Plan;

(3) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-27693) relating to shares registered for sale pursuant to KCSI's 1987 Stock Option Plan; and

(4) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-3783) relating to shares registered for sale pursuant to KCSI's 1983 Stock Option Plan,

together with any and all amendments thereto and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies, approves and confirms all that his or her said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature:     /s/ J.D. Monello
               -----------------------
Name:          J.D. Monello
Date:          December 1, 1999

                           POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Richard P. Bruening, Danny R. Carpenter and Louis G. Van Horn, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any one or more of the following Registration Statements on Form S-8 of Kansas City Southern Industries, Inc. ("KCSI") under the Securities Act of 1933:

(1) a registration statement to be filed to register additional shares of the common stock of KCSI to be sold pursuant to KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan as amended and restated in July 1998;

(2) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 333-69060) relating to shares registered for sale pursuant to KCSI's 1993 Directors' Stock Option Plan;

(3) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-27693) relating to shares registered for sale pursuant to KCSI's 1987 Stock Option Plan; and

(4) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-3783) relating to shares registered for sale pursuant to KCSI's 1983 Stock Option Plan,

together with any and all amendments thereto and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies, approves and confirms all that his or her said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature:     /s/ L.G. Van Horn
               --------------------------
Name:          L.G. Van Horn
Date:          December 1, 1999

                            POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Richard P. Bruening, Danny R. Carpenter and Louis G. Van Horn, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any one or more of the following Registration Statements on Form S-8 of Kansas City Southern Industries, Inc. ("KCSI") under the Securities Act of 1933:

(1) a registration statement to be filed to register additional shares of the common stock of KCSI to be sold pursuant to KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan as amended and restated in July 1998;

(2) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 333-69060) relating to shares registered for sale pursuant to KCSI's 1993 Directors' Stock Option Plan;

(3) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-27693) relating to shares registered for sale pursuant to KCSI's 1987 Stock Option Plan; and

(4) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-3783) relating to shares registered for sale pursuant to KCSI's 1983 Stock Option Plan,

together with any and all amendments thereto and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies, approves and confirms all that his or her said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature:     /s/ A.E. Allinson
               ----------------------
Name:          A.E. Allinson
Date:          December 1, 1999

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Richard P. Bruening, Danny R. Carpenter and Louis G. Van Horn, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any one or more of the following Registration Statements on Form S-8 of Kansas City Southern Industries, Inc. ("KCSI") under the Securities Act of 1933:

(1) a registration statement to be filed to register additional shares of the common stock of KCSI to be sold pursuant to KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan as amended and restated in July 1998;

(2) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 333-69060) relating to shares registered for sale pursuant to KCSI's 1993 Directors' Stock Option Plan;

(3) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-27693) relating to shares registered for sale pursuant to KCSI's 1987 Stock Option Plan; and

(4) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-3783) relating to shares registered for sale pursuant to KCSI's 1983 Stock Option Plan,

together with any and all amendments thereto and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies, approves and confirms all that his or her said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature:     /s/ P.F. Balser
               -------------------------
Name:          P.F. Balser
Date:          December 1, 1999

                            POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Richard P. Bruening, Danny R. Carpenter and Louis G. Van Horn, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any one or more of the following Registration Statements on Form S-8 of Kansas City Southern Industries, Inc. ("KCSI") under the Securities Act of 1933:

(1) a registration statement to be filed to register additional shares of the common stock of KCSI to be sold pursuant to KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan as amended and restated in July 1998;

(2) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 333-69060) relating to shares registered for sale pursuant to KCSI's 1993 Directors' Stock Option Plan;

(3) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-27693) relating to shares registered for sale pursuant to KCSI's 1987 Stock Option Plan; and

(4) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-3783) relating to shares registered for sale pursuant to KCSI's 1983 Stock Option Plan,

together with any and all amendments thereto and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies, approves and confirms all that his or her said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature:     /s/ J.E. Barnes
               ---------------------
Name:          J.E. Barnes
Date:          December 1, 1999

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Richard P. Bruening, Danny R. Carpenter and Louis G. Van Horn, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any one or more of the following Registration Statements on Form S-8 of Kansas City Southern Industries, Inc. ("KCSI") under the Securities Act of 1933:

(1) a registration statement to be filed to register additional shares of the common stock of KCSI to be sold pursuant to KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan as amended and restated in July 1998;

(2) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 333-69060) relating to shares registered for sale pursuant to KCSI's 1993 Directors' Stock Option Plan;

(3) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-27693) relating to shares registered for sale pursuant to KCSI's 1987 Stock Option Plan; and

(4) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-3783) relating to shares registered for sale pursuant to KCSI's 1983 Stock Option Plan,

together with any and all amendments thereto and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies, approves and confirms all that his or her said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature:     /s/ M.G. Fitt
               ---------------------
Name:          M.G. Fitt
Date:          December 1, 1999

                            POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Richard P. Bruening, Danny R. Carpenter and Louis G. Van Horn, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any one or more of the following Registration Statements on Form S-8 of Kansas City Southern Industries, Inc. ("KCSI") under the Securities Act of 1933:

(1) a registration statement to be filed to register additional shares of the common stock of KCSI to be sold pursuant to KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan as amended and restated in July 1998;

(2) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 333-69060) relating to shares registered for sale pursuant to KCSI's 1993 Directors' Stock Option Plan;

(3) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-27693) relating to shares registered for sale pursuant to KCSI's 1987 Stock Option Plan; and

(4) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-3783) relating to shares registered for sale pursuant to KCSI's 1983 Stock Option Plan,

together with any and all amendments thereto and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies, approves and confirms all that his or her said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature:     /s/ J.R. Jones
               ----------------------
Name:          J.R. Jones
Date:          December 1, 1999

                            POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Richard P. Bruening, Danny R. Carpenter and Louis G. Van Horn, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any one or more of the following Registration Statements on Form S-8 of Kansas City Southern Industries, Inc. ("KCSI") under the Securities Act of 1933:

(1) a registration statement to be filed to register additional shares of the common stock of KCSI to be sold pursuant to KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan as amended and restated in July 1998;

(2) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 333-69060) relating to shares registered for sale pursuant to KCSI's 1993 Directors' Stock Option Plan;

(3) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-27693) relating to shares registered for sale pursuant to KCSI's 1987 Stock Option Plan; and

(4) Post-Effective Amendment No.1 to Registration Statement (SEC File No. 033-3783) relating to shares registered for sale pursuant to KCSI's 1983 Stock Option Plan,

together with any and all amendments thereto and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies, approves and confirms all that his or her said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature:    /s/ M.I. Sosland
              ----------------------
Name:         M.I. Sosland
Date:         December 1, 1999